EXHIBIT 21

DIRECT AND INDIRECT SUBSIDIARIES OF BANKAMERICA CORPORATION AS OF 2/28/1999
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NAME                                                             PRINCIPAL PLACE OF BUSINESS
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A
Abilene Park, Inc.                                        Dallas, TX
Aegina FSC, Inc.                                          Charlotte Amalie, St. Thomas, U.S. V.I.
Aegina, Inc.                                              San Francisco, CA
Aerocrane Leasing Ltd.                                    Charlotte Amalie, St. Thomas, U.S. V.I.
AF Funding (1993), Inc.                                   Delaware
AF Funding II (1993), Inc.                                Delaware
Air France/KDHF II (NGHGI) (Grantor Trust)                Delaware
Air France/NationsBank (Grantor Trust)                    Delaware
Airlease Ltd., A California Limited Partnership           San Francisco, CA
Airlease Management Services, Inc.                        San Francisco, CA
Alamo Funding, Inc.                                       Dallas, TX
Alamo Funding II, Inc.                                    Dallas, TX
Alpargatas S.A.I.C.                                       Buenos Aires, Argentina
Alpha Dearborn Limited Partnership                        Lake Forest, IL
ALS II, Inc.                                              Wilton, CT
A/M Properties, Inc.                                      Baltimore, MD
Amarillo Lane, Inc.                                       Dallas, TX
American Financial Service Group, Inc.(LEASEFIRST)        Greensboro, NC
American Security (Louisiana) Ltd.                        Washington, DC
ANA II (Grantor Trust)                                    Delaware
APL, Inc.                                                 Dallas, TX
Appold Holdings Limited                                   London, U.K.
Appold Leasing, Inc.                                      San Francisco, CA
Appold Limited                                            London, U.K.
Arbor National Mortgage, Inc.                             Uniondale, NY
The Arbors, Limited Partnership                           Raleigh, NC
Arch Reinsurance Company, Ltd.                            George Town, Grand Cayman, Cayman Is.
Ariens Credit Corporation                                 Alpharetta, GA
Ark Direct Capital Fund, L.P.                             Chicago, IL
Aroya Limited Partnership                                 St. Louis, MO
Arrendadora BankAmerica, S.A.                             Mexico City, Mexico
Arrow Ridge Partners, Ltd.                                Maitland, FL
Artloft Associates, L.P.                                  St. Louis, MO
Asset Holding Co. Inc.                                    San Francisco, CA
Asian American Merchant Bank Ltd.                         Singapore, Singapore
Ashburn A Corp.                                           Baltimore, MD
Atico Financial Corporation dba Cavalier Properties       Miami, FL
Atlanta Affordable Housing Fund Limited Partnership       Charlotte, NC
Atlantic Equity Corporation                               Charlotte, NC
Austin Community Development Corporation                  Austin, TX
Austin National Realty Corporation                        Austin, TX
B
BA Asia Limited                                           Hong Kong, PRC
BA Assets Company                                         George Town, Grand Cayman, Cayman Is.
BA Australia Limited                                      Sydney, New South  Wales, Australia
BA Card Services, Inc.                                    Makati, Philippines
BA Credit Corporation                                     San Diego, CA

1

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BA Equity Advisors Sp.zo.o                                Warsaw, Poland
BA Finance (Hong Kong) Limited                            Hong Kong, PRC
BA Finance Ireland Limited                                Dublin, Ireland
BA Forex (Philippines), Inc.                              Makati, Philippines
BA FSC Holdings, Inc.                                     San Francisco, CA
BA Futures, Incorporated                                  Chicago, IL
BA Futures, S.A.                                          Paris, France
BA Holding Company, S.A.                                  Luxembourg, Luxembourg
BA Interactive Services Holding Company, Inc.             San Francisco, CA
BA Insurance Agency, Inc.                                 San Diego, CA
BA Insurance Brokerage Inc.                               Taipei, Taiwan
BA Investment Services, Inc.                              Oakland, CA
BA Leasing & Capital Corporation                          San Francisco, CA
BA LocProc Pty. Limited                                   Sydney, New South Wales, Australia
BA Merchant Services, Inc.                                San Francisco, CA
BA Netting Limited                                        London, U.K.
BA Northwest Community Service Corporation                Seattle, WA
BA Properties, Inc.                                       Los Angeles, CA
BA Rescarven Holding Company                              George Town, Grand Cayman, Cayman Is.
BA Securities Investment Advisory Limited                 Taipei, Taiwan
BA Service Corp.                                          Charlotte, NC
BA Staff Limited                                          Sydney, New South Wales, Australia
BA Staff Superannuation Limited                           Sydney, New South Wales, Australia
BA Swallow Business Systems Limited                       London, U.K.
BA Swiss FSC Holdings, Inc.                               San Francisco, CA
B.A. Insurance (Cayman) Ltd.                              George Town, Grand Cayman, Cayman Is.
BAC Realty LLC                                            Dallas, TX
BAEC Investments, L.L.C.                                  Chicago, IL
BAEP Telecommunications Investments, L.L.C.               Chicago, IL
Balmoral Leasing Ltd.                                     Charlotte Amalie, St. Thomas, U.S. VI
Baltic M Corp.                                            Baltimore, MD
Bamerilease, Inc.                                         Phoenix, AZ
Bamerinvest C.A.                                          Caracas, Chacao, Venezuela
BancAmerica Commercial Corporation                        San Francisco, CA
BancAmerica Auto Finance Corp.                            Las Vegas, NV
Banco Liberal S.A.                                        Rio de Janeiro, Brazil
Bancshares Properties, Inc.                               Tampa, FL
Bank IV Affordable Housing Corporation                    Wichita, KS
Bank IV Community Development Corporation                 Wichita, KS
Bank IV Securities, Inc.                                  Charlotte, NC
BankAmerica Acceptance Corp.                              San Diego, CA
BankAmerica Business Credit, Inc.                         San Diego, CA
BankAmerica Capital Advisors LLC                          Chicago, IL
BankAmerica Capital Corporation                           Chicago, IL
BankAmerica Capital I                                     San Francisco, CA
BankAmerica Capital II                                    San Francisco, CA
BankAmerica Capital III                                   San Francisco, CA
BankAmerica Capital IV                                    San Francisco, CA
BankAmerica Community Development Corporation             Walnut Creek, CA
BankAmerica Financial, Inc.                               San Francisco, CA
BankAmerica Financial Services Ltd.                       St. Helier, Jersey, Channel Islands
BankAmerica Foundation                                    San Francisco, CA

2

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BankAmerica Fund Management Limited                       George Town, Grand Cayman, Cayman Is.
BankAmerica Gestion SGIIC, S.A.                           Madrid, Spain
BankAmerica Insurance Group, Inc.                         San Diego, CA
BankAmerica International                                 San Francisco, CA
BankAmerica International Financial Corporation           San Francisco, CA
BankAmerica International Investment Corporation          Chicago, IL
BankAmerica International Trustees (B.V.I.) Limited       St. Helier, Jersey, Channel Islands
BankAmerica Institutional Capital A                       San Francisco, CA
BankAmerica Institutional Capital B                       San Francisco, CA
BankAmerica Investment Corporation                        Chicago, IL
BankAmerica Nominees (1993) Pte Ltd.                      Singapore, Singapore
BankAmerica Nominees (Hong Kong) Ltd.                     Hong Kong, PRC
BankAmerica Nominees Limited (London)                     London, U.K.
BankAmerica Nominees (Singapore) Pte Ltd.                 Singapore, Singapore
BankAmerica Properties (Jersey) Limited                   St. Helier, Jersey, Channel Islands
BankAmerica Realty Finance, Inc.                          Los Angeles, CA
BankAmerica Realty Services, Inc.                         San Francisco, CA
BankAmerica Representacao e Servicos Limitada             Sao Paulo, Brazil
BankAmerica Singapore Limited                             Singapore, Singapore
BankAmerica Special Assets Corporation                    San Francisco, CA
BankAmerica Trust and Banking Corporation(Bahamas)
  Limited                                                 Nassau, Bahamas
BankAmerica Trust and Banking Corporation(Cayman)
  Limited                                                 George Town, Grand Cayman, Cayman Is.
BankAmerica Trust Company (Hong Kong) Limited             Hong Kong, PRC
BankAmerica Trust Company (Jersey) Limited                St. Helier, Jersey, Channel Islands
BankAmerica Ventures                                      Foster City, CA
Bank of America (Asia) Limited                            Hong Kong, PRC
Bank of America Canada                                    Toronto, Ontario, Canada
Bank of America Canada Leasing Corporation                Calgary, Alberta, Canada
Bank of America Canada Leasing III, Inc.                  Calgary, Alberta, Canada
Bank of America Canada Leasing IV, Inc.                   Calgary, Alberta, Canada
Bank of America Canada Leasing VI, Inc.                   Calgary, Alberta, Canada
Bank of America Canada Securities Corporation             Toronto, Ontario, Canada
Bank of America Colombia                                  Bogota, Colombia
Bank of America Community Development Bank                Walnut Creek, CA
Bank of America, FSB                                      Portland, OR
Bank of America-Giannini Foundation                       San Francisco, CA
Bank of America (Jersey) Limited                          St. Helier, Jersey, Channel Islands
Bank of America (Hawaii) Insurance Agency, Inc.           Honolulu, HI
Bank of America Housing Fund Limited Partnership          Columbia, MD
Bank of America Illinois Community Development
  Corporation                                             Chicago, IL
Bank of America International Limited                     London, U.K.
Bank of America Leasing Corp.                             Charlotte, NC
Bank of America (Macau) Limited                           Macau
Bank of America Malaysia Berhad                           Kuala Lumpur, Malaysia
Bank of America Mexico, S.A., Institucionde Banca
  Multiple                                                Mexico City, Mexico
Bank of America Mortgage Securities, Inc.                 San Francisco, CA
Bank of America (Polska) S.A.                             Warsaw, Poland
Bank of America, S.A.                                     Madrid, Spain
Bank of America National Association                      Phoenix, AZ
Bank of America National Trust and Savings Association    San Francisco, CA
Bank of American Reinsurance Corporation                  Burlington, VT
Bank of America Technology and Operations, Inc.           Dallas, TX

3

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Bank of America Texas, National Association               Dallas TX
The Bank of Canton (Nominees) Limited                     Hong Kong, PRC
Bank Marketing Systems, Inc.                              Oklahoma City, OK
Bank South Home Equity, Inc.                              Atlanta, GA
Barnesbury, Ltd.                                          Bermuda
Barnett Auto Receivables Corp.                            Reno, NV
Barnett Bank Premises Company - Brickell                  Jacksonville, FL
Barnett Capital I                                         Jacksonville, FL
Barnett Capital II                                        Jacksonville, FL
Barnett Capital III                                       Jacksonville, FL
Barnett Community Development Corporation                 Jacksonville, FL
Barnett Dealer Financial Services Corporation-Alabama     Jacksonville, FL
Barnett-First Data Alliance                               Jacksonville, FL
Barnett Leasing Company                                   Jacksonville, FL
Barnett Merchant Services Corporation                     Jacksonville, FL
Barnett Mortgage Company                                  Charlotte, NC
Barnett Office Park Condominium Association, Inc.         Jacksonville, FL
Barnett Southside Land, Inc.                              Jacksonville, FL
Bartlett Park Neighborhood Redevelopment, L.C.            Tampa, FL
BATCO Nominees Limited                                    Hong Kong, PRC
Bay 2 Bay Leasing LLC                                     San Francisco, CA
Bay Street Limited                                        George Town, Grand Cayman, Cayman Is.
B & B Community Housing Development, L.P.                 Springfield, MO
BBNA Technology Holdings, Inc.                            Reno, NV
BBI Merchant Processing Company, LLC                      St. Louis, MO
Beechnut Holdings, Inc.                                   Houston, TX
Bellevieu Manchester Limited Partnership                  Baltimore, MD
Belmont Heights Development Company, L.C.                 Tampa, FL
Beta Dearborn Limited Partnership                         Lake Forest, IL
BFS Participacoes Ltda.                                   Sao Paulo, Brazil
BHP/Johnston Square Limited Partnership                   Baltimore, MD
Binfield Ltd.                                             Bermuda
BIRMSON, L.L.C.                                           Wilton, CT
Biscayne Apartments, Inc.                                 Atlanta, GA
BJ Services Trust 1997-1                                  Houston, TX
BJCC, Inc.                                                Wilton, CT
Blue Ridge Finance Ltd.                                   Bermuda
Blue Ridge Investments, L.L.C.                            Charlotte, NC
BNB Auto, Inc.                                            St. Louis, MO
Boatmen's Capital Management, Inc.                        St. Louis, MO
Boatmen's Community Development Corporation               Charlotte, NC
Boatmen's Financial Services, Inc.                        St. Louis, MO
Boatmen's Foreign Investment Corporation                  Charlotte, NC
Boatmen's Insurance Agency, Inc.                          St. Louis, MO
BofA Capital Management, Inc.                             Los Angeles, CA
BofA Investment Company S.A.                              Buenos Aires, Argentina
Brandon Crossing Partners, Ltd.                           Maitland, FL
Brazilian Financial Services, Inc.                        San Francisco, CA
Brazilian Tourism Holdings, Inc.                          San Francisco, CA
Bridgewood Square Limited Partnership                     Belhaven, NC
Broad Housing Fund XXIII, A California Limited
  Partnership                                             Los Angeles, CA
Broadway Apartments Limited Partnership                   Frederick, MD

4

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Broadway Court Limited Partnership                        Baltimore, MD
Broadway Pointe Venture, LLC                              Campbell, CA
Bunga Jambu Ltd.                                          Hamilton, Bermuda
Bunga Orkid, Ltd.                                         Hamilton, Bermuda
Bushton BCP Investment Partnership I, L.P.                Wilmington, DE
Bushton TRG Investment Partnership I, L.P.                Wilmington, DE
Bushton TRG Investment Partnership IV, L.P.               Wilmington, DE

C
Cabot Investments                                         London, U.K.
California/EquiCredit Corporation                         West Covina, CA
California Equity Fund 1988 Limited Partnership           Chicago, IL
California Equity Fund 1989 Limited Partnership           Chicago, IL
California Equity Fund 1990 Limited Partnership           Chicago, IL
California Equity Fund 1991 Limited Partnership           Chicago, IL
California Equity Fund 1992 Limited Partnership           Chicago, IL
California Equity Fund 1993 Limited Partnership           Chicago, IL
California Equity Fund 1994 Limited Partnership           Chicago, IL
California Equity Fund 1995 Limited Partnership           Chicago, IL
California Equity Fund 1996 Limited Partnership           Chicago, IL
California Street Limited                                 George Town, Grand Cayman, Cayman Is.
CalKearn, LLC                                             Reno, NV
The Can Company, LLC                                      Baltimore, MD
Canea FSC Inc.                                            Charlotte Amalie, St. Thomas, U.S. VI
Canterbury Indiana Holdings Inc.                          Irving, TX
Cape Canterbury, Ltd.                                     Bermuda
Capital Courts Corporation                                Washington, DC
Capital Crossing Development Corporation                  Suitland, MD
Capitol Information Networks, Inc.                        Austin, TX
Carlton Court CCD, Inc.                                   Dallas, TX
Carlton Court Limited Partnership                         Dallas, TX
Carmel Ridge Limited Partnership                          Henderson, NC
Carolina Investments Limited                              London
Carolina Leasing Ltd.                                     London
Carolina Mountain Holding Company                         Charlotte, NC
Carolina Pacific, Inc.                                    Baltimore, MD
Carver State Bank                                         Savannah, GA
Cash Flow, Inc.                                           Charlotte, NC
Cathay Pacific/ NationsBank Trust I (Grantor Trust)       Delaware
CCC Capital Corp. of N.H.                                 Melville, NY
CCFL Subordinated Debt Fund and Company, Limited
  Partnership                                             Toronto, Ontario, Canada
CC Plaza M Corp.                                          Baltimore, MD
Cedar Mill, LLC                                           Raleigh, NC
Cedel International S.A.                                  Luxembourg, Luxembourg
Centrex Capital Automobile Assets, Inc.                   Melville, NY
Centrex Capital Automobile Assets (Number Two), Inc.      Melville, NY
Centrex Capital Automobile Assets (Number Three), Inc.    Melville, NY
Centrex Capital Automobile Assets (Number Four), Inc.     Melville, NY
Centrex Capital Corp.                                     Melville, NY
Centrex Capital Corp. of California                       Melville, NY
Centrex Capital Corp. of Connecticut                      Melville, NY
Centrex Capital Corp. of Delaware                         Melville, NY

5

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Centrex Capital Corp. of Florida                          Melville, NY
Centrex Capital Corp. of Georgia                          Melville, NY
Centrex Capital Corp. of Illinois                         Melville, NY
Centrex Capital Corp. of Indiana                          Melville, NY
Centrex Capital Corp. of MA                               Melville, NY
Centrex Capital Corp. of Maryland                         Melville, NY
Centrex Capital Corporation of MO                         Melville, NY
Centrex Capital Corp. of N. Carolina                      Melville, NY
Centrex Capital Corp. of New Jersey                       Melville, NY
Centrex Capital Corp. of New York                         Melville, NY
Centrex Capital Corp. of PA                               Melville, NY
Centrex Capital Corp. of Rhode Island                     Melville, NY
Centrex Capital Corp. of S. Carolina                      Melville, NY
Centrex Capital Corp. of Tennessee                        Melville, NY
Centrex Capital Corp. of Texas                            Melville, NY
Centrex Capital Corp. of Virginia                         Melville, NY
Centrex Capital Corp. of Wisconsin                        Melville, NY
Centrex Resources Corp.                                   Melville, NY
CFB Holding Corporation                                   Baltimore, MD
Charlotte Gateway Village, LLC                            Charlotte, NC
The Charlotte Affordable Housing LLC                      Charlotte, NC
Charlotte Transit Center, Inc.                            Charlotte, NC
Charter-Colonial Securities, Inc.                         Houston, TX
Charter-Houston Securities, Inc.                          Houston, TX
Chase Federal Housing Corporation                         Baltimore, MD
ChaseFed Insurance Co.                                    Miami, FL
Chase I, Inc.                                             Miami, FL
Chase/Scarborough Group, Inc.                             Baltimore, MD
Chepstow Holding Corporation                              Charlotte, NC
Chepstow Real Estate Investment Trust                     Charlotte, NC
Cherry Affordable Housing Corp.                           Charlotte, NC
Chesapeake M Corp.                                        Baltimore, MD
Cheshire Chase Limited Partnership                        Charlotte, NC
Chicago Equity Partners Corp.                             Chicago, IL
Church Street Crossing Associates, L.P.                   Washington, DC
CIC Trading, S.A.                                         Buenos Aires, Argentina
C.I.N.B. Nominees (London) Limited                        London, U.K.
Citizens Advisory Group, Inc.                             Jonesboro, AR
Citizens Financial Securities Corporation                 Fort Lauderdale, FL
Citizens Financial Services, Inc.                         Miami, FL
Citizens Real Estate, Inc.                                Jonesboro, AR
Citizens Savings Bank & Trust Co.                         Nashville, TN
Citizens Travel, Inc.                                     Miami, FL
Clenston Ltd.                                             Bermuda
C.N. Investments, Inc.                                    George Town, Grand Cayman, Cayman Is.
Colby Crest Partners, L.P.                                Seattle, WA
Colonial Village Partnership, L.P.                        St. Louis, MO
Columbia Community Investment Limited Partnership         Charlotte, NC
Columbia Hill Partners, L.P.                              Atlanta, GA
Columbia Mill, I, L.P.                                    Atlanta, GA
Columbia Plaza I, L.P.                                    Atlanta, GA
Commerce Place Company                                    Nashville, TN

6

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Commonwealth National Bank                                Mobile, AL
Community Reinvestment Fund 1997 Limited Partnership      Chicago, IL
Community Reinvestment Group, L.C.                        Fort Lauderdale, FL
Companhia Internacional de Participacoes
  Empreendimentos S.A.                                    Sao Paulo, Brazil
Concorde Solutions, Inc.                                  Concord, CA
Consolidated Asset Management Company                     Oklahoma City, OK
Continental Finanziaria S.P.A.                            Milan, Italy
Continental Illinois Energy Development Corporation       Houston, TX
Continental Illinois Property Corporation No. 3           Chicago, IL
Continental Illinois Venture Corporation                  Chicago, IL
Continental Information & Technology  Services Co. S.A.   Buenos Aires, Argentina
Continental Investment Company S.A.                       Buenos Aires, Argentina
Continental Servicios Corporativos, S.A. De C.V.          Mexico City, Mexico
Continental Partners Group, Inc.                          Chicago, IL
Courtcom M Corp.                                          Baltimore, MD
Courtyards Apartments, Inc.                               Atlanta, GA
Covation LLC                                              Atlanta, GA
Coventry Village Apartments, Inc.                         Atlanta, GA
Cranberry Equities Limited Partnership                    Reiserstown, MD
Credit Guarantee Corporation Malaysia Berhad              Petaling Taya, Malaysia
CreditQuick, Inc.                                         Charlotte, NC
CreditQuick, Finance Company                              Charlotte, NC
Crockett Funding, Inc.                                    Dallas, TX
Crockett Funding II, Inc.                                 Dallas, TX
CSC Associates, L.P.                                      Marietta, GA
C&S Premises, Inc.                                        Atlanta, GA
C&S Premises-SPE, Inc.                                    Atlanta, GA
CSF Holdings, Inc.                                        Tampa, FL
CSI Holdings, Inc.                                        Charlotte, NC

D
The Dana Partnership                                      Johannesburg, South Africa
Danville Community Development Corporation                Danville, VA
Dartford River Crossing Limited                           Dartford, Kent, U.K.
Davis Street Limited                                      George Town, Grand Cayman, Cayman Is.
DCRS Corporation                                          Atlanta, GA
Delowe Place, L.P.                                        Atlanta, GA
Delta FSC Eight, Inc.                                     Havensight, St. Thomas, U.S. VI
Delta FSC Nine, Inc.                                      Havensight, St. Thomas, U.S. VI
Delta FSC Ten, Inc.                                       Havensight, St. Thomas, U.S. VI
Deportes Sports Holdings Limited                          Georgetown, Cayman Islands
Devon A Corp.                                             Baltimore, MD
DFO Partnership                                           San Francisco, CA
Diamond Shoals Finance Ltd.                               Bermuda
Dominion Pines Partners L.P.                              Virginia Beach, VA
DPC, Inc.                                                 Dallas, TX
Dulaney Valley Corporation                                Baltimore, MD

E
Eban Incorporated                                         Dallas, TX
Eban Village I, Ltd.                                      Dallas, TX
Eban Village II, Ltd.                                     Dallas, TX

7

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The EBS Partnership                                       London, U.K.
Education Financing Services, LLC                         Winston-Salem, NC
Eighth Street, LLC                                        Charlotte, NC
Electronic Broking Services Limited                       London, U.K.
The Electronic Payments Exchange, Inc.                    San Francisco, CA
Electronic Vehicle Remarketing, Inc.                      Melville, NY
Elko Park, Inc.                                           Dallas, TX
Elkridge Apartments Limited Partnership                   Baltimore, MD
Elmsleigh Funding, Inc.                                   George Town, Grand Cayman, Cayman Is.
Eloundra FSC, Inc.                                        Charlotte Amalie, St. Thomas, U.S. VI
Eloundra, Inc.                                            San Francisco, CA
Elwin Company, Inc.                                       Baltimore, MD
Employee Relocation Consultants, Inc.                     Jacksonville, FL
Empresa Brasiliera de Aeronautica S.A.                    Sao Paulo, Brazil
Epidaurus FSC, Inc.                                       Charlotte Amalie, St. Thomas, U.S. VI
EQCC Asset Backed Corporation                             Jacksonville, FL
EQCC of TN, Inc.                                          Memphis, TN
EQCC Receivables Corporation                              Jacksonville, FL
EQCC Trans Receivable Corporation                         Jacksonville, FL
EquiCredit Corporation                                    Jacksonville, FL
EquiCredit Corporation/ALA & MISS                         Huntsville, AL
EquiCredit Corporation of America                         Jacksonville, FL
EquiCredit Corporation of AR                              Little Rock, AR
EquiCredit Corporation of AZ                              Phoenix, AZ
EquiCredit Corporation of CO                              Denver, CO
EquiCredit Corporation of CT                              Farmington, CT
EquiCredit Corporation of DC                              Greenbelt, MD
EquiCredit Corporation of DE                              Newark, DE
EquiCredit Corporation of FL                              Jacksonville, FL
EquiCredit Corporation of GA                              Atlanta, GA
EquiCredit Corporation of IA                              West Des Moines, IA
EquiCredit Corporation of ID                              Boise, Idaho
EquiCredit Corporation of Illinois                        Lombard, IL
EquiCredit Corporation of IN                              Indianapolis, IN
EquiCredit Corporation of KY                              Louisville, KY
EquiCredit Corporation of LA                              Baton Rouge, LA
EquiCredit Corporation of MA                              Westborough, MA
EquiCredit Corporation of ME                              Portland, ME
EquiCredit Corporation of MD                              Greenbelt, MD
EquiCredit Corporation of MI                              Southfield, MI
EquiCredit Corporation of MN                              Bloomington, MN
EquiCredit Corporation of MO                              Creve-Coeur, MO
EquiCredit Corporation of NC                              Raleigh, NC
EquiCredit Corporation of NE                              Omaha, NE
EquiCredit Corporation of NJ                              South Plainfield, NJ
EquiCredit Corporation of New York                        Rochester, NY
EquiCredit Corporation of NM                              Albuquerque, NM
EquiCredit Corporation of NV                              Las Vegas, NV
EquiCredit Corporation of Ohio                            Columbus, OH
EquiCredit Corporation of OK                              Tulsa, OK
EquiCredit Corporation of OR                              Portland, OR
EquiCredit Corporation of PA                              Trevose, PA

8

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EquiCredit Corporation of SC                              Columbia, SC
EquiCredit Corporation of TN                              Memphis, TN
EquiCredit Corporation of TX                              Houston, TX
EquiCredit Corporation of UT                              Salt Lake City, UT
EquiCredit Corporation of VA                              Norfolk, VA
EquiCredit Corporation of VT                              Burlington, VT
EquiCredit Corporation of WA                              Seattle, WA
EquiCredit Corporation of WI                              Brookfield, WI
EquiCredit Corporation of WV                              Charleston, WV
EquiCredit Mortgage Loan Company                          Seattle, WA
Equitable Deed Company                                    Los Angeles, CA
Equitable Service Corporation                             Miami, FL
Equity Fund of Nebraska VI, L.P.                          Omaha, NE
ESP Financial Services LLC                                San Diego, CA
Equity/Protect Reinsurance Company                        Jacksonville, FL
Etowah, L.P.                                              Atlanta, GA
Etzel Place II, L.P.                                      St. Ann, MO
The Exchange                                              Bellevue, WA
EXHO Properties, Inc.                                     Baltimore, MD
Export Funding Corporation                                Charlotte, NC

F
Fallon Lane, Inc.                                         Dallas, TX
Family Housing Limited Partnership                        Seattle, WA
FBA Bancorp.                                              Chicago, IL
Federal Properties I, Inc.                                Baltimore, MD
Fenborough Services Limited                               St. Helier, Jersey, Channel Islands
Fenchurch Steamship Corporation                           London, UK
Fiduciary Services Limited                                Hong Kong, PRC
Finance Investment Company                                Springfield, MO
Financial Automation, Inc.                                Miami, FL
First Development Corporation                             Baltimore, MD
First Executive Leasing FSC Ltd.                          Charlotte Amalie, St. Thomas, U.S. VI
First Executive Sands Leasing Corp.                       San Francisco, CA
First Financial Real Estate Development, Inc.             Baltimore, MD
First Florida Bank OREO Holding Company                   Charlotte, NC
First Housing Development Corporation of Florida          Tampa, FL
First in Flight Finance Ltd.                              Bermuda
First Land Sales, Inc.                                    Baltimore, MD
First Midland Limited Partnership                         Lake Forest, IL
First Mortgage Corporation                                Dallas, TX
First Revitalization Corp.                                Charlotte, NC
First Shelter Service Corporation                         Brunswick, GA
First Ward Place, LLC                                     Charlotte, NC
FKF, Inc.                                                 Des Moines, IA
Florida Affordable Housing 1998, L.L.C.                   Charlotte, NC
Florida City Apartments, Ltd.                             Coral Gables, FL
Florida Housing Tax Credit Fund II, Ltd.                  Columbia, MD
Florita Finance Ltd.                                      Bermuda
Fontana Finance Ltd.                                      Bermuda
Foppingadreef Investments (No. 2) N.V.                    Amsterdam, Netherlands
Foremost Factors Limited                                  New Delhi, India

9

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Forty-Six Twenty-Five Lindell Corp.                       Charlotte, NC
Founders Bancorporation, Inc.                             Oklahoma City, OK
Fountain Square Corporation of Maryland                   Baltimore, MD
Fundo 2000 de Conversao-Capital Estangeiro                Sao Paulo, Brazil
Fundo 2001 de Conversao-Capital Estrangeiro               Sao Paulo, Brazil

G
Galveston Funding, Inc.                                   Dallas, TX
Galveston Funding, Inc. II                                Dallas, TX
Gartmore Global Partners                                  Charlotte, NC
Gatwick, Inc.                                             Dallas, TX
Gatwick, Inc. II                                          Dallas, TX
General Fidelity Insurance Company                        San Diego, CA
General Fidelity Life Insurance Company                   San Diego, CA
GlobalNet Communicaciones Financieras, S.A.               Santiago, Chile
GLM Investments, Inc.                                     Charlotte, NC
Golden Gate Participacoes Ltda.                           Sao Paulo, Brazil
Golden West/Henry Building Limited Partnership            Portland, OR
Gournia, Inc.                                             San Francisco, CA
Gournia FSC Inc.                                          Charlotte Amalie, St. Thomas, U.S. VI
Gravely Credit Corporation                                Alpharetta, GA
Greater Brownsville Community Development Corporation     Brownsville, TX
Greenburgh Marco, Inc.                                    Baltimore, MD
Green Park, Inc.                                          Dallas, TX
Greensboro Elderly Affordable Housing I Limited
  Partnership                                             Charlotte, NC
Greenside Elderly Limited Partnership                     Reiserstown, MD

H
Harbilan Corporation                                      Charlotte, NC
Harbour Directors I Limited                               George Town, Grand Cayman, Cayman Is.
Harbour Directors II Limited                              George Town, Grand Cayman, Cayman Is.
Harbour Nominees Ltd.                                     George Town, Grand Cayman, Cayman Is.
Harbour Secretaries I Limited                             George Town, Grand Cayman, Cayman Is.
Harper Farm M Corp.                                       Baltimore, MD
Hatteras Finance Ltd.                                     Bermuda
Hays Plaza Apartments, L.P.                               Hays, KS
Heathrow, Inc.                                            Dallas, TX
Heathrow, Inc. II                                         Dallas, TX
Hedges S.A.                                               Buenos, Aires, Argentina
Het Loo REIT, Co.                                         Reno, NV
HICO Park M Corp.                                         Baltimore, MD
Highlandtown Cooperative Limited Partnership              Baltimore, MD
High Street, Inc.                                         Dallas, TX
Hillcrest House Partnership, Ltd.                         Dallas, TX
Historic District Redevelopment Partnership               Atlanta, GA
Historic East Side Neighborhood Housing L.P.              Charleston, SC
Honfed Financial Services Corp.                           Honolulu, HI
HONOR Technologies, Inc.                                  Maitland, FL
House Investments-Midwest Corporate Tax Credit
  Fund II, L.P.                                           Indianapolis, IN
Housing Missouri Equity Fund 1994, L.L.C.                 St. Louis, MO
Housing Missouri Equity Fund 1996, L.L.C.                 St. Louis, MO
Housing Missouri Equity Fund 1997, L.L.C.                 St. Louis, MO

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Housing Missouri Equity Fund 1998, L.L.C.                 St. Louis, MO
Hycienda Heights Limited Partnership                      Belhaven, NC

I
Illinois Equity Fund 1994 Limited Partnership             Springfield, IL
Illinois Equity Fund 1996 Limited Partnership             Springfield, IL
Inchroy Credit Corporation Limited                        Hong Kong, PRC
Independence Plaza General Partner, Inc.                  St. Louis, MO
Indpendence Plaza, L.P.                                   St. Louis, MO
Indupa S.A.I.C.                                           Buenos Aires, Argentina
Integrion Financial Network, LLC                          Herndon, VA
Interbanking Systems S.A.                                 Athens, Greece
InterFirst Leasing Ltd. (London)                          London, U.K.
InverAmerica S.A.                                         Santafe de Bogota, Colombia
Inversiones of America Corredores de Bolsa Limitada       Santiago, Chile
Inversiones y Negocios Fiduciarios S.A.                   Buenos Aires, Argentina
InvestAmerica S.A.                                        Santiago, Chile
Irapetra FSC, Inc.                                        Charlotte Amalie, St. Thomas, U.S. VI
Irving Park, Inc.                                         Dallas, TX
Island Funding, Ltd.                                      Dallas, TX
Island Funding, Ltd. II                                   Georgetown, Grand Cayman, Cayman Is.
Ismael I, Inc                                             George Town, Grand Cayman, Cayman Is.
ITG Secretaries Limited                                   Hong Kong, PRC

J
Jambu Holdings, Inc.                                      San Francisco, CA
Jamestown Commons Associates, L.P.                        Virginia Beach, VA
Japan Airlines/NCNB 1993-1 (Grantor Trust)                Delaware
JCCA, Inc.                                                Wilton, CT
Jewel Limited Partnership                                 Des Moines, IA
Joey Trust                                                San Francisco, CA
Joint Electronic Teller Services Limited                  Hong Kong, PRC
Juliana, Inc.                                             George Town, Grand Cayman, Cayman Is.
Justin, Inc.                                              George Town, Grand Cayman, Cayman Is.

K
Kauai Hotel, L.P.                                         Los Angeles, CA
Kavala FSC, Inc.                                          Bridgetown, Barbados
Kavala, Inc.                                              San Francisco, CA
Kenilworth-Burroughs Limited Partnership                  Washington, DC
Kenilworth Industrial Park Limited Liability Company      Washington, DC
Kennerly-Maffitt Apartments Associates, L.P.              St. Louis, MO
Kill Devil Hills Finance Limited Partnership              Delaware
Kill Devil Hills II Limited Partnership                   Delaware
King Street Apartments, II, L.P.                          Columbia, SC
Kitty Hawk Finance Ltd.                                   Bermuda
Knossus FSC, Inc.                                         Charlotte Amalie, St. Thomas, U.S. VI
Korg Acceptance Corporation                               Alpharetta, GA

L
Labco I, Inc.                                             George Town, Grand Cayman, Cayman Is.
Labco II, Inc.                                            George Town, Grand Cayman, Cayman Is.

Laconia FSC, Inc.                                         Charlotte Amalie, St. Thomas, U.S. VI
Laconia, Inc.                                             San Francisco, CA
Ladera Associates, Limited Partnership                    Albuquerque, NM
Laredo Partners                                           Dallas, TX
LaSalle Street Natural Resources Corporation              Chicago, IL
Latin America Funding, Inc.                               Dallas, TX
Lease Holding Company Pte Ltd                             Singapore, Singapore
Lee County Holdings Company                               Tampa, FL
Lee First, Inc.                                           Tampa, FL
Leon Avenue Redevelopment Company                         Sarasota, FL
Liberal Asset Management Administracao Financeirae
  Consultoria Ltda.                                       Rio de Janeiro, Brazil
Liberal Banking Corporation Ltd.                          Nassau, Bahamas
Liberal S.A. Corretora de Cambio e Valores Mobiliarios    Rio de Janeiro, Brazil
Linden Tree Development Corp.                             Melville, NY
Lindos FSC, Inc.                                          Charlotte Amalie, St. Thomas, U.S. VI
Lindos, Inc.                                              San Francisco, CA
Lubbock Funding, Inc.                                     Dallas, TX
Lubbock Funding, Inc. II                                  Dallas, TX
Lyndhurst Properties Corp.                                Melville, NY

M
Madison Park A Corp.                                      Baltimore, MD
Maguire Partners-Glendale Center, LLC                     Los Angeles, CA
Main Place Holdings LLC                                   Charlotte, NC
Main Place Real Estate Investment Trust                   Charlotte, NC
Malia FSC, Inc.                                           Charlotte Amalie, St. Thomas, U.S. VI
Malia, Inc.                                               San Francisco, CA
Mar A Lowe Corp.                                          Baltimore, MD
MAR, Inc.                                                 Charlotte, NC
Marco Polo Leasing Ltd.                                   Charlotte Amalie, St. Thomas, U.S. VI
Marco Properties, Inc.                                    Baltimore, MD
Marnat Creek Limited Partnership                          Tucker, GA
Marsico Capital Management, LLC                           Denver, CO
Marsico Management Holdings, L.L.C.                       Charlotte, NC
Maryland Housing Equity Fund Limited Partnership          Columbia, MD
Maryland National Community Development Corporation       Baltimore, MD
The Maryland National/Enterprise Equity Fund Limited
  Partnership                                             Columbia, MD
Maryland National Leasing Services Corporation            Washington, DC
Maryland National Realty Investors, Inc.                  Washington, DC
Massuh S.A.                                               Buenos Aires, Argentina
Mayfair Partners                                          Dallas, TX
Maywell Mark Corp.                                        Oklahoma City, OK
MB Deal 97, S.L.                                          Madrid, Spain
MBHD, LLC                                                 Nashville, TN
McCormick Realty Limited Partnership                      Tucker, GA
McDonald Ohio Tax Credit Fund-1996 Limited Partnership    Cleveland, OH
MCOG Leasing Corp.                                        San Francisco, CA
MECA Software L.L.C.                                      Fairfield, CT
Mecklenburg Park, Inc.                                    Dallas, TX
Melwood M Corp.                                           Baltimore, MD
Mercury Marine Acceptance Corporation                     Alpharetta, GA

Merritt Community Capital Fund V, Limited Partnership     Oakland, CA
Merritt Community Capital Fund VI, L.P.                   Oakland, CA
MESBIC Ventures Holding Company                           Dallas, TX
Metropo M Corp.                                           Baltimore, MD
Metropolitan Commercial Properties Corporation I          Baltimore, MD
Metropolitan Commercial Properties Corporation VIII       Baltimore, MD
Metropolitan Commercial Properties Corporation X          Baltimore, MD
Michigan Capital Fund for Housing Limited
  Partnership II                                          Lansing, MI
Michigan Capital Fund for Housing Limited
  Partnership III                                         Lansing, MI
Michigan Capital Fund for Housing Limited
  Partnership IV                                          Lansing, MI
Middletown Finance, Inc.                                  Dallas, TX
Midwest Affordable Housing 1997-1, LLC                    Charlotte, NC
Midwest Realty & Management, Inc.                         Buffalo, NY
Millcreek Development Partnership, L.P.                   Memphis, TN
Minbanc Capital Corp.                                     Washington, D.C.
Missouri Affordable Housing Fund III, L.P.                Columbia, MO
Misty Waters Apartments, Inc.                             Atlanta, GA
M & M Realty, Inc.                                        St. Louis, MO
MN World Trade Corporation                                Baltimore, MD
MNC Affiliates Group, Inc.                                Washington, DC
MNC American Corporation                                  Birmingham, AL
MNC Capital Corporation                                   Washington, DC
MNC Consumer Discount Company                             Washington, DC
MNC Credit Corp.                                          Washington, DC
MNC Investment Bank, Ltd.                                 Baltimore, MD
Mohave Partners                                           Dallas, TX
MOIL Corporation                                          Wilton, CT
Montana Fundo de Renda Fixa-Capital Estrangeiro           Sao Paulo, Brazil
Montgomery Homes Limited Partnership II                   Kensington, MD
Montgomery Homes Limited Partnership III                  Kensington, MD
Montgomery Homes Limited Partnership IV                   Kensington, MD
Montgomery Sports, Inc.                                   San Francisco, CA
Moorpark Holding, Inc.                                    Chicago, IL
Moraine Ltd.                                              George Town, Grand Cayman, Cayman Is.
Motift, Inc.                                              Atlanta, GA
MS Spitfire LLC                                           San Francisco, CA
Mt. Pleasant Ventures Limited Partnership                 Raleigh, NC
M.T.S., S.p.A.                                            Rome, Italy
Multi Banco S.A.                                          Sao Paulo, Brazil
Multi-Family Housing Investment Fund I, LLC               Charlotte, NC
Multi-State Properties, Inc.                              Baltimore, MD
Mycenae FSC, Inc.                                         Charlotte Amalie, St. Thomas, U.S. VI
Mycenae, Inc.                                             San Francisco, CA
MYM Holdings Corporation                                  Charlotte, NC

N
NAPICO/USAA Tax Credit Fund I                             Beverly Hills, CA
National Credit Corporation, an Industrial Loan
  Institution                                             Pine Bluff, AR
National Equity Fund 1992 Limited Partnership             Chicago, IL
National Equity Fund 1993 Limited Partnership             Chicago, IL
National Equity Fund 1994 Limited Partnership             Chicago, IL
National Equity Fund 1995 Limited Partnership             Chicago, IL

National Equity Fund 1995 Series II Limited
  Partnership                                             Chicago, IL
National Equity Fund 1996 Limited Partnership             Chicago, IL
National Equity Fund 1996 Series II Limited
  Partnership                                             Chicago, IL
Nations Argentina, S.A.                                   Buenos Aires, Argentina
Nations de Colombia Ltda                                  Santa Fe de Bogota, Colombia
Nations Finance (Cayman) Limited                          Georgetown, Cayman Islands
Nations Finance Company                                   Dublin, Ireland
Nations Housing Fund Limited Partnership                  Columbia, MD
Nations Housing Fund II Limited Partnership               Columbia, MD
Nations Investment Management Limited                     London
NationsBanc Advisors, Inc.                                Charlotte, NC
NationsBanc Asset Securities, Inc.                        Charlotte, NC
NationsBanc Auto Funding Corporation                      Charlotte, NC
NationsBanc Auto Leasing, Inc.                            Melville, NY
NationsBanc Business Credit, Inc.                         Tucker, GA
NationsBanc Business Finance Corporation                  Atlanta, GA
NationsBanc Capital Corporation                           Charlotte, NC
NationsBanc Capital Investors, L.P.                       Charlotte, NC
NationsBanc Capital Investors SBIC, L.P.                  Charlotte, NC
NationsBanc Charlotte Center, Inc.                        Charlotte, NC
NationsBanc Commercial Corporation                        Tucker, GA
NationsBanc-CRT Services, Inc.                            Chicago, IL
NationsBanc Dealer Leasing, Inc                           Greensboro, NC
NationsBanc Energy Group Denver, Inc.                     Denver, CO
NationsBanc Equity Mortgage Corporation                   Richmond, VA
NationsBanc Financial Products, Inc.                      Chicago, IL
NationsBanc Health Services, Inc.                         Charlotte, NC
NationsBanc Insurance Agency, Inc.                        Norfolk, VA
NationsBanc Insurance Company, Inc.                       Charlotte, NC
NationsBanc Insurance Inc.                                Mount Airy, MD
NationsBanc Insurance Services, Inc.                      Mount Airy, MD
NationsBanc Investment Corporation                        Charlotte, NC
NationsBanc Investments, Inc.                             Charlotte, NC
NationsBanc Lease Finance VI                              Delaware
NationsBanc Leasing Corporation                           Tucker, GA
NationsBanc Leasing & R.E. Corporation                    Charlotte, NC
NationsBanc Montgomery Funding Corp.                      Charlotte, NC
NationsBanc Montgomery Holdings Corporation               Charlotte, NC
NationsBanc Montgomery Securities Limited                 London, U.K.
NationsBanc Montgomery Securities LLC                     Charlotte, NC
NationsBanc Mortgage Capital Corporation                  Charlotte, NC
NationsBanc Mortgage Corporation                          Charlotte, NC
NationsBanc Mortgage Corporation of Georgia               Tucker, GA
NationsBanc Pacific Corporation                           Charlotte, NC
NationsBanc Retirement Management, Inc.                   Atlanta, GA
NationsBanc SBIC Corporation                              Charlotte, NC
NationsBank Brasil Holdings Ltda                          Rio de Janeiro, Brazil
NationsBank Carolinas Merchant Services, Inc.             Charlotte, NC
NationsBank CDC Special Holding Company, Inc.             Charlotte, NC
NationsBank CLO Corporation                               Dallas, TX
NationsBank CLO Funding Corp.                             Dallas, TX
NationsBank Community Development Corporation             Charlotte, NC

NationsBank do Brasil Ltda.                               Sao Paulo, Brazil
NationsBank Europe Limited                                London
NationsBank (Export Finance) Ltd.                         London
NationsBank Florida Merchant Services, Inc.               Charlotte, NC
NationsBank Housing Fund Investment Corporation           Charlotte, NC
NationsBank International                                 New York, NY
NationsBank International Trust (Jersey) Limited          Saint Helier, Jersey, Channel Islands
NationsBank Merchant Services                             Charlotte, NC
NationsBank, N.A.                                         Charlotte, NC
NationsBank of Delaware, N.A.                             Dover, DE
NationsBank Overseas Corporation                          Charlotte, NC
NationsBank Trust Company of New York                     New York, NY
NationsBridge, L.L.C.                                     Charlotte, NC
NationsCommercial Corp.                                   Dallas, TX
NationsCredit Acceptance Corporation                      Irving, TX
NationsCredit Commercial Corporation                      Wilton, CT
NationsCredit Commercial Corporation Ltd.                 Mississauga, Canada
NationsCredit Consumer Corporation                        Irving, TX
NationsCredit Consumer Discount Company                   Irving, TX
NationsCredit Consumer Services, Inc.                     Irving, TX
NationsCredit Distribution Finance, Inc.                  Alpharetta, GA
NationsCredit Finance Group Inc.                          Irving, TX
NationsCredit Financial Acceptance Corporation            Irving, TX
NationsCredit Financial Services Corporation              Irving, TX
NationsCredit Financial Services Corporation of Alabama   Irving, TX
NationsCredit Financial Services Corporation of America   Irving, TX
NationsCredit Financial Services Corporation of Florida   Irving, TX
NationsCredit Financial Services Corporation of Nevada    Irving, TX
NationsCredit Financial Services Corporation of Virginia  Irving, TX
NationsCredit Home Equity ABS Corporation                 Irving, TX
NationsCredit Home Equity Corporation of Kentucky         Irving, TX
NationsCredit Home Equity Corporation of Virginia         Irving, TX
NationsCredit Home Equity Services Corporation            Irving, TX
NationsCredit Insurance Agency, Inc.                      Irving, TX
NationsCredit Insurance Corporation                       Irving, TX
NationsCredit Management Corporation                      Wilton, CT
NationsCredit Manufactured Housing Corporation            Jacksonville, FL
NationsCredit Marine Funding Corporation                  Irving, TX
NationsCredit Mortgage Corporation of Florida             Irving, TX
NationsCredit Securitization Corporation                  Irving, TX
Nations-CRT Asia, Inc.                                    Singapore
Nations-CRT Hong Kong, Limited                            Hong Kong
Nations-CRT Japan, Inc.                                   Tokyo and Osaka, Japan
Nations-CRT Options, Inc                                  Chicago, IL
Nations-CRT U.K. & Co.                                    London, U.K.
NationsLink Funding Corporation                           Charlotte, NC
Nauplia FSC, Inc.                                         Charlotte Amalie, St. Thomas, U.S. VI
Nauplia, Inc.                                             San Francisco, CA
N.B. (Bahamas) Ltd.                                       Nassau, Bahamas
NB Capital Trust I                                        Charlotte, NC
NB Capital Trust II                                       Charlotte, NC
NB Capital Trust III                                      Charlotte, NC

NB Capital Trust IV                                       Charlotte, NC
NB Equity Holdings, Inc.                                  Charlotte, NC
NB Holdings Corporation                                   Charlotte, NC
NB International Finance B.V.                             Amsterdam, The Netherlands
NBII Agency, Inc.                                         Albuquerque, NM
NBII Agency, LLC                                          Towson, MD
NBII Agency of Texas, Inc.                                Dallas, TX
NB Financial Trading (Ireland) Limited                    Dublin, Ireland
NB Insurance Services, Inc.                               Tucker, GA
NB Partner Corp.                                          Charlotte, NC
NB Technology Partner, Inc.                               Charlotte, NC
NBCDC Osborne, Inc.                                       Tampa, FL
NBRE Realty LLC                                           Dallas, TX
NCNB Community Development Corporation                    Charlotte, NC
NCNB Corporate Services, Inc.                             Charlotte, NC
NCNB Lease Atlantic, Inc.                                 Delaware
NCNB Lease Finance                                        Delaware
NCNB Lease Finance II                                     Delaware
NCNB Lease Finance III                                    Delaware
NCNB Lease Finance IV                                     Delaware
NCNB Lease Finance V                                      Delaware
NCNB Lease International, Inc.                            Delaware
NCNB Lease Offshore, Inc.                                 Delaware
NCNB Properties, Inc.                                     Charlotte, NC
Near Northside Development Group, L.L.C.                  Charlotte, NC
Neighborhood Rental Limited Partnership II                Baltimore, MD
New Broad Street, Inc.                                    Dallas, TX
New Homes for North Kenwood-Oakland Limited Partnership   Chicago, IL
The Newington Limited Partnership                         Baltimore, MD
NIMAC Finance Corp.                                       Alpharetta, GA
NMS Capital, L.P.                                         New York, NY
NMS Services (Cayman), Inc.                               Grand Cayman, Cayman Is.
NMS Services, Inc.                                        New York, NY
North Carolina Equity Fund                                Columbia, MD
North Park Place Limited Partnership                      Des Moines, IA
NS Secretaries Limited                                    St. Helier, Jersey, Channel Is.
Nubia Redevelopment Partnership                           Dallas, TX

O
OA Management, Inc.                                       Tampa, FL
Oak Park at Nations Ford LLC                              Charlotte, NC
The Ocmulgee Corporation                                  Atlanta, GA
ODC Crossing, Limited Partnership                         Ellicott City, MD
Odessa Park, Inc.                                         Dallas, TX
Ohio Equity Fund for Housing Limited Partnership VII      Columbus, OH
Ohio Equity Fund for Housing Limited Partnership VIII     Columbus, OH
Olefinas Del Zulia, S.A.                                  Caracas, Chacao, Venezuela
Oliver Plaza Limited Partnership                          Baltimore, MD
Orange Co. Falcon Trace Partners, Ltd.                    Maitland, FL
Oregon Equity Fund Limited Partnership                    Portland, OR
Orion Eight, Inc.                                         San Francisco, CA
Orion Nine, Inc.                                          San Francisco, CA

Orion Ten, Inc.                                           San Francisco, CA
Osborne Landing, L.P.                                     Tampa, FL
Oshkosh/McNeilus Financial Services Partnership           Dodge Center, MN
OS Securities Corp.                                       Jacksonville, FL
Outerbanks Finance Ltd.                                   Bermuda
Overseas Lending Corporation                              San Francisco, CA
Owen Brown II Limited Partnership                         Baltimore, MD
Oxford Management Services Corp.                          Melville, NY

P
Pacific Southwest Realty Company                          San Francisco, CA
Padovano Investments                                      George Town, Grand Cayman, Cayman Is.
Pakistan Industrial Credit & Investment Corporation       Karachi, Pakistan
Palisades A Corp.                                         Baltimore, MD
Pan American Mortgage Corp.                               Miami, FL
Paradise Funding Limited                                  Dallas, TX
The Park at Hillside, LLC                                 Nashville, TN
The Park at Lakewood L.L.C.
  dba Campbellton Glen Apartments, LLC                    Charlotte, NC
Park City, Ltd.                                           Miami, FL
Parkview Gardens Rehabilitation I, L.P.                   St. Louis, MO
Parkview Gardens Rehabilitation II, L.P.                  St. Louis, MO
Parkville Seniors, L.P.                                   Shawnee Mission, KS
Pasir Mas Ltd.                                            Charlotte Amalie, St. Thomas, U.S. VI
Patras FSC, Inc.                                          Charlotte Amalie, St. Thomas, U.S. VI
Patras, Inc.                                              San Francisco, CA
PDE, Inc.                                                 George Town, Grand Cayman, Cayman Is.
PDK Hangar, L.L.C.                                        Charlotte, NC
Pennway Plaza Associates, L.P.                            St. Louis, MO
Perissa LLC                                               San Francisco, CA
Petroquimica Uniao S.A.                                   Sao Paulo, Brazil
Phaestos FSC, Inc.                                        Charlotte Amalie, St. Thomas, U.S. VI
Piccadilly, Inc.                                          Dallas, TX
Piedmont Finance Ltd.                                     Bermuda
Pine Knoll Limited Partnership                            Raleigh, NC
Pine Oaks/Mesquite, Inc.                                  Dallas, TX
Pinehurst Trading, Inc.                                   Charlotte, NC
PJM Office Building, LLC                                  Baltimore, MD
PJM Retail Center, LLC                                    Baltimore, MD
Plano Partners                                            Dallas, TX
PNB Securities Corporation                                Los Angeles, CA
Poros VII, Inc.                                           San Francisco, CA
Poros FSC, Inc.                                           Charlotte Amalie, St. Thomas, U.S. VI
Poros FSC I, Inc.                                         Charlotte Amalie, St. Thomas, U.S. VI
Poros FSC II, Inc.                                        Charlotte Amalie, St. Thomas, U.S. VI
Poros FSC III, Inc.                                       Charlotte Amalie, St. Thomas, U.S. VI
Poros FSC IV, Inc.                                        Charlotte Amalie, St. Thomas, U.S. VI
Poros FSC V, Inc.                                         Charlotte Amalie, St. Thomas, U.S. VI
Poros FSC VI, Inc.                                        Charlotte Amalie, St. Thomas, U.S. VI
Poros FSC VII, Inc.                                       Charlotte Amalie, St. Thomas, U.S. VI
Poros FSC VIII, Inc.                                      Charlotte Amalie, St. Thomas, U.S. VI
Poros FSC IX, Inc.                                        Charlotte Amalie, St. Thomas, U.S. VI

Poros FSC X, Inc.                                         Charlotte Amalie, St. Thomas, U.S. VI
Poros FSC XI, Inc.                                        Charlotte Amalie, St. Thomas, U.S. VI
Poros FSC XII, Inc.                                       Charlotte Amalie, St. Thomas, U.S. VI
Pratt Management Company                                  Baltimore, MD
Price Auto Outlet of California, Inc.                     Melville, NY
Private Export Funding Corporation                        New York, NY
Pydna Corporation                                         San Francisco, CA
Pylos FSC, Inc.                                           Charlotte Amalie, St. Thomas, U.S. VI
Pylos, Inc.                                               San Francisco, CA
Pyrgos FSC, Inc.                                          Charlotte Amalie, St. Thomas, U.S. VI
Pyrgos, Inc.                                              San Francisco, CA

Q
Quality A Corp.                                           Baltimore, MD
Quatro I, Inc.                                            Tulsa, OK
Queen City Partnership                                    Dallas, TX

R
Raffles Leasing Ltd.                                      Charlotte Amalie, St. Thomas, U.S. VI
Rainier Credit Company                                    Seattle, WA
Rainier Mortgage Company                                  Seattle, WA
Real Estate Collateral Management Company                 Los Angeles, CA
Regent Street, Inc.                                       Dallas, TX
Regent Street II, Inc.                                    Dallas, TX
Related Corporate Partners VI Limited Partnership         New York, NY
Related Insured Tax Credit Partners III, L.P.             New York, NY
Renfrew Services Limited                                  Hong Kong, PRC
Reprise, Inc.                                             Baltimore, MD
Republic Dallas Ltd. (U.K.)                               London, U.K.
RepublicBank Insurance Agency, Inc.                       Dallas, TX
Rhode Island/EquiCredit Corporation                       Warwick, RI
Ridgemount Services Limited                               St. Helier, Jersey, Channel Islands
Ripley Station Limited Partnership                        Raleigh, NC
Ritchie Court M Corporation                               Baltimore, MD
Rive Gauche A Corp.                                       Baltimore, MD
River City Capital Management, Inc.                       St. Louis, MO
Riverview Townes Limited Partnership                      Kinston, NC
Roanoke at HOME Limited Partnership                       Roanoke, VA
Roanoke Community Development Corporation                 Roanoke, VA
Rockwell Resources, Inc.                                  Charlotte, NC
Rooms-Springfield, Inc.                                   Baltimore, MD
Rosedale Terrace Limited Partnership                      Baltimore, MD
Ruby Aircraft Leasing and Trading Limited                 London, U.K.

S
Safari (QSPE) Limited                                     George Town, Grand Cayman, Cayman Is.
Sagebrush Holdings, Inc.                                  Las Vegas, NV
Samedan Leasing Ltd.                                      Charlotte Amalie, St. Thomas, U.S. VI
San Antonio Business Development Fund, Inc.               San Antonio, TX
San Antonio Master Limited Partnership                    Columbia, MD
Sandhills Finance Ltd.                                    Bermuda
Santa Isabela Limitada                                    Sao Paulo, Brazil

Sardonyx Shipping Pte Ltd                                 Singapore, Singapore
Savannah Bank of Nigeria                                  Lagos, Nigeria
Savannah Community Development Corporation
  dba Savannah Regional Small Business Capital Fund       Savannah, GA
Savannah International Sales, Inc.                        Saint Thomas, VI
SBMB Corporation                                          Wilton, CT
S.C. Model I Limited Partnership                          Charleston, SC
SCI Holdings Corporation                                  Baltimore, MD
SCIC LMN Springfield, LLC                                 Baltimore, MD
SCRC Carrolltowne, Inc.                                   Baltimore, MD
SCRC Process Service Corp.                                Baltimore, MD
Sea Ray Credit Corporation                                Alpharetta, GA
Seabrook Operations, Inc.                                 Atlanta, GA
Seafirst America Corporation                              Seattle, WA
Seafirst Auto Leasing, Inc.                               Seattle, WA
Seafirst Insurance Corporation                            Bellevue, WA
Seafirst Leasing Company                                  Seattle, WA
Seafirst Services Corporation                             Seattle, WA
Seaview of Seabrook, Inc.                                 Atlanta, GA
Second Land Sales, Inc.                                   Atlanta, GA
Securilease BV                                            Amsterdam, Netherlands
Securitization Funding Corporation                        Dallas, TX
Security-First Company                                    San Francisco, CA
Security-First CMO-I Corporation                          San Francisco, CA
Security Pacific Acceptance Corp. II                      San Diego, CA
Security Pacific Australian Assets Limited                Sydney, New South Wales, Australia
Security Pacific Capital Investors, L.P.                  Foster City, CA
Security Pacific Capital Leasing Corporation              San Francisco, CA
Security Pacific Equipment Finance (Europe) Inc.          San Francisco, CA
Security Pacific EuroFinance Holdings, Inc.               San Francisco, CA
Security Pacific EuroFinance, Inc.                        San Francisco, CA
Security Pacific Financing Services Ltd.                  London, U.K.
Security Pacific Hong Kong Holdings Limited               Hong Kong, PRC
Security Pacific Housing Services, Inc.                   San Diego, CA
Security Pacific International Leasfinance, Inc.          San Francisco, CA
Security Pacific Investors, Inc.                          Foster City, CA
Security Pacific Lease Finance (Europe) Inc.              San Francisco, CA
Security Pacific Leasing Corporation                      San Francisco, CA
Security Pacific Overseas Investment Corporation          San Francisco, CA
Sedgebrook Limited Partnership                            Raleigh, NC
Service-Wright Corporation                                Washington, DC
Seventeenth Commerce Properties Corporation               Baltimore, MD
Shamrock Leasing Limited                                  London, U.K.
Shanghai Enterprise Ltd.                                  Hong Kong, PRC
The Shannon Company, A California Limited Partnership     Modesto, CA
Sherwood Park Limited Partnership                         Raleigh, NC
Sherwood Terrace Apartments, Inc.                         Atlanta, GA
Sierra Nevada Realty General Partner                      Dallas, TX
Siesta Holdings, Inc.                                     Las Vegas, NV
Silver REIT Co.                                           Reno, NV
Skyros, Ltd.                                              Hamilton, Bermuda
Societa Intermediari Negoziatori in Titoli S.p.A.         Rome, Italy

Societe Anonyme Immobiliere du 28 Place Vendome           Paris, France
Societe Nouvelle Les Domomites Francaises, SARL           Gresse en Vercors, France
Society for Worldwide Interbank Financial
  Telecommunication (S.W.I.F.T.)                          La Hulpe, Belgium
SOP M Corp.                                               Baltimore, MD
Sounion FSC, Inc.                                         Charlotte Amalie, St. Thomas, U.S. VI
South Charles Investment Corporation                      Baltimore, MD
South Charles Realty Corp                                 Baltimore, MD
South Point Shopping Center, Inc.                         Baltimore, MD
Southern California Business Development Corporation      Los Angeles, CA
Southern Dallas Development Fund, Inc.                    Dallas, TX
Southern Oaks Condominium Partners, Ltd.                  Dallas, TX
Sovran Capital Management Corporation                     Richmond, VA
SPAA Leasing Corporation                                  San Francisco, CA
SPAR S.H.A.R.E. II, Ltd.                                  Jacksonville, FL
Spitfire Capital Partners LP                              San Francisco, CA
Spotted Horse Holdings, Inc.                              Cheyenne, WY
Springfield Equity Fund Partnership                       Springfield, MO
SFR Trading, Inc                                          Miami, FL
Stanton Road LLC                                          Washington, DC
St. Andrew's Homes Limited Partnership                    Charlotte, NC
St. Louis Equity Fund 1988 Partnership                    St. Louis, MO
St. Louis Equity Fund 1991 Partnership                    St. Louis, MO
St. Louis Equity Fund 1992 Partnership                    St. Louis, MO
St. Louis Equity Fund 1993 Partnership                    St. Louis, MO
St. Louis Equity Fund 1994 Partnership                    St. Louis, MO
St. Louis Equity Fund 1995, L.L.C.                        St. Louis, MO
St. Louis Equity Fund 1996, L.L.C.                        St. Louis, MO
St. Louis Equity Fund 1997, L.L.C.                        St. Louis, MO
St. Louis Equity Fund 1998, L.L.C.                        St. Louis, MO
St. Louis Investment Properties, Inc.                     Tampa, FL
St. Wenceslaus Limited Partnership                        Baltimore, MD
Statewide Administrative Services, Inc.                   Tucker, GA
Steppington/Dallas, Inc.                                  Dallas, TX
Suburban Service Corporation                              Charlotte, NC
Sully A Corp.                                             Baltimore, MD
SunAmerica Affordable Housing Partners XXXII,
  a Nevada Limited Partnership                            Los Angeles, CA
SunAmerica Affordable Housing Partners XXXIII,
  a Nevada Limited Partnership                            Los Angeles, CA
SunAmerica Affordable Housing Partners XL,
  a Nevada Limited Partnership                            Los Angeles, CA
Sun America Missouri Partners I, A Nevada Ltd.
  Partnership                                             Los Angeles, CA
Suncoast Advertising Company, Inc                         Jacksonville, FL
Sunset Hill Corporation                                   Baltimore, MD
SunStar Acceptance Corporation                            Atlanta, GA
SunStar Acceptance Corporation (Hawaii)                   Atlanta, GA
Swallowtail Limited                                       St. Helier, Jersey, Channel Islands
Sweet River Investments, L.L.C.                           Georgetown, Cayman Islands
Sweitzer M Corp.                                          Baltimore, MD
Sykesville M Corp.                                        Baltimore, MD

T
T-Oaks Apartments, Inc.                                   Atlanta, GA
Tabono Joint Venture                                      Dallas, TX
Tabono Partnership II, Ltd.                               Dallas, TX
Tanah Merah Leasing Ltd.                                  Charlotte Amalie, St. Thomas, U.S. VI
Tennessee Nationalease Corporation                        Charlotte, NC
Terry Street Redevelopment Limited Liability Company      Atlanta, GA
Texas Housing Opportunity Fund, Ltd.                      Dallas, TX
Texas Housing Opportunity Fund II, LTD.                   Austin, TX
Thasos FSC, Inc.                                          Bridgetown, Barbados
Third Coast Community Development Corporation             Houston, TX
Three Commercial Place Associates                         Norfolk, VA
Third Ward Committee, LLC                                 Charlotte, NC
Third Ward Neighborhood Development Association           Charlotte, NC
THOF III, Ltd.                                            Austin, TX
Tidewater Partners Limited Partnership                    Virginia Beach, VA
TIM, Inc.                                                 Charlotte, NC
Timber Ridge of Immokalee, Limited Partnership            Immokalee, FL
Tiryns FSC, Inc.                                          Charlotte Amalie, St. Thomas, U.S. VI
Titulos Rioplatenses S.A.                                 Montevideo, Uruguay
TJN Corporation                                           Wilton, CT
Tower Commercial Realty, Inc.                             St. Louis, MO
Tower Holdings, L.P.                                      St. Louis, MO
Townsite Plaza Development, Inc.                          St. Louis, MO
TradeStreet Investment Associates, Inc.                   Charlotte, NC
TransAlliance LP                                          Bellevue, WA
Transit Holding, Inc.                                     San Francisco, CA
TransPacific Finance Limited Partnership                  Delaware
TransPacific Funding (1993), Inc.                         Delaware
Transtex Management Company                               Miami, FL
Trexar Financial Corp.                                    Melville, NY
TriStar Communications, Inc.                              San Francisco, CA
Tri-Tech, L.P.                                            Baltimore, MD
Troy Street Limited Liability Company                     Alexandria, VA
Trunoms, Limited                                          Nassau, Bahamas
Tryon Assurance Company, Ltd.                             Bermuda
Tryon Investments, LLC                                    Charlotte, NC
Tyler International Sales, Inc.                           Saint Thomas, VI
Tyler Trading, Inc.                                       Dallas, TX

U
Ulysses Beta, Inc.                                        San Francisco, CA
Ulysses Leasing Limited                                   St. Helier, Jersey, Channel Islands
Ulysses Queensland Corporation                            San Francisco, CA
U.N. Service Corporation                                  Little Rock, AR
Unihouse Nominees Limited                                 St. Helier, Jersey, Channel Islands
The Union Modern Mortgage Corporation                     Little Rock, AR
Union Realty and Securities Company                       St. Louis, MO
United Mortgage Corporation                               Bloomington, MN
United Mortgage Holding Company                           Bloomington, MN

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United States Airlease Holding, Inc.                      San Francisco, CA
UniTrusco Corporation                                     West Covina, CA
Unity National Bank                                       Houston, TX
University Fletcher Woods, Inc.                           Tampa, FL
University Fletcher Woods, Ltd.                           Tampa, FL
University Heights Associates, L.P.                       St. Louis, MO
University Park Shopping Center, LLC                      Charlotte, NC
USA Auto Mall, Inc.                                       Melville, NY
USA Auto Mall of Florida, Inc.                            Melville, NY
USA Auto Mall of New Jersey, Inc.                         Melville, NY
USA Auto Mall of New York, Inc.                           Melville, NY
Uwharrie Finance Ltd.                                     Bermuda

V
Vasco da Gama Licenciamentos S.A.                         Rio de Janeiro, Brazil
Venco, B.V.                                               George Town, Grand Cayman, Cayman Is.
Vera Cruz Redevelopment Partnership, Ltd.                 San Antonio, TX
Vernon M Corp.                                            Baltimore, MD
Vernon Park, Inc.                                         Dallas, TX
Verrington Limited                                        George Town, Grand Cayman, Cayman Is.
Villages of La Costa Southwest, L.L.C.                    San Diego, CA
Ville Properties, L.P.                                    St. Louis, MO
Vision Achievement Limited                                Hong Kong, PRC
VOA Eastern Avenue Limited Partnership                    Lanham, MD

W
WAC One, Inc.                                             Baltimore, MD
Walnut Woods Limited Partnership                          Raleigh, NC
Wallace Terrace Apartments, L.P.                          Charlotte, NC
Wanda Finance Ltd.                                        Bermuda
Washington View (H) Corporation                           Baltimore, MD
Washington View (NH) Corporation                          Baltimore, MD
Washington View, Inc.                                     Baltimore, MD
Wayne Plaza L.P.                                          St. Louis, MO
Wellington Land Co., Inc.                                 Baltimore, MD
Wellington Park/Lewisville, Inc.                          Dallas, TX
Wendover Lane, Inc.                                       Dallas, TX
West Trade, LLC                                           Charlotte, NC
Westminster Place Phase IV, L.P.                          St. Louis, MO
Westwood Manor Development, L.P.                          Memphis, TN
White Sands Leasing Corporation                           San Francisco, CA
Wickliffe A Corp.                                         Baltimore, MD
William Mann Jr. Community Development Corporation        Fort Worth, TX
Willow Pond Limited Partnership                           Wilmington, NC
Windmill Leasing Ltd.                                     Charlotte Amalie, St. Thomas, U.S. VI
Windmill Sands Leasing Corporation                        San Francisco, CA
Winnebago Acceptance Corporation                          Apharetta, GA
Wingtip Finance Limited                                   Bermuda
Wolnoms, Limited                                          Nassau, Bahamas
Woods M Corp.                                             Baltimore, MD
Worthen Community Development Corporation                 Little Rock, AR
Worthen Development Corporation, Inc.                     Maumelle, AR

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Worthen Mortgage Company                                  Buffalo, NY
Wrightbrothers Ltd.                                       Bermuda

Z
Zentac Productions, Inc.                                  San Francisco, CA
Zuari Agro Chemicals Ltd.                                 Zuarinagar, Goa, India
IV CB&T Tulsa Holdings, Inc.                              Tulsa, OK
200 Madison Ave. Realty Corp.                             Memphis, TN
200 Service Corp.                                         Miami, FL
555 California Street Partners                            San Francisco, CA
1989 Oakland Housing Partnership Associates               Oakland, CA
1991 Oakland Housing Partnership Associates               Oakland, CA
2600 Kingman Partnership, L.P.                            Des Moines, IA
2707 Rauschenbach Associates, L.P.                        St. Louis, MO
3716 Limited Partnership                                  Des Moines, IA
693327 Ontario Limited                                    Toronto, Ontario, Canada
















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